UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): December 19, 2007
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                                 Healthaxis Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Pennsylvania
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                 (State or Other Jurisdiction of Incorporation)

         0-13591                                          23-2214195
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 (Commission File Number)                     (IRS Employer Identification No.)

  7301 North State Highway 161, Suite 300,
                Irving, Texas                                         75039
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  (Address of Principal Executive Offices)                          (Zip Code)

                                 (972) 443-5000
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              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On December 19, 2007, Healthaxis Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing that it is in the process of exploring various strategic options, and that Ansley Capital Group has been retained to assist in this process.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2007
                                                     HEALTHAXIS INC.

                                                     By: /s/ Ronald K. Herbert
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                                                         Ronald K. Herbert
                                                         Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER      DESCRIPTION
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     99.1           Press Release of the Company dated December 19, 2007